United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2017

S&T Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-12508	25-1434426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of Principal Executive Offices)	Zip Code
Registrant’s telephone number, including area code (800) 325-2265
Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07—Submission of Matters to a Vote of Security Holders
On May 15, 2017, S&T Bancorp, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 34,913,023 shares of the Company’s common stock were entitled to vote as of March 17, 2017, the record date for the Annual Meeting. There were 28,290,090 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting and the final voting results of each such proposal.
Proposal No. 1—Election of Directors
The shareholders elected 13 directors to serve a one-year term until the next annual meeting of shareholders and their respective successors are elected and qualified. The results of the vote were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Todd D. Brice	22,193,422	730,925	5,365,743
Michael J. Donnelly	17,184,321	5,740,026	5,365,743
James T. Gibson	22,076,106	848,241	5,365,743
Jeffrey D. Grube	22,422,997	501,350	5,365,743
Jerry D. Hostetter	22,097,648	826,699	5,365,743
Frank W. Jones	18,361,551	4,562,796	5,365,743
Robert E. Kane	22,415,298	509,049	5,365,743
David L. Krieger	21,821,198	1,103,149	5,365,743
James C. Miller	21,843,382	1,080,965	5,365,743
Frank J. Palermo, Jr.	22,343,042	581,305	5,365,743
Christine J. Toretti	17,413,666	5,510,681	5,365,743
Charles G. Urtin	22,078,206	846,141	5,365,743
Steven J. Weingarten	22,325,885	598,462	5,365,743

Proposal No. 2—Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2017
The shareholders voted to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2017. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
27,971,165	263,782	55,143

Proposal No. 3—Advisory Vote on S&T’s Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,735,545	898,535	290,267	5,365,743

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.

/s/ Mark Kochvar
Mark Kochvar
May 17, 2017	Senior Executive Vice President, Chief Financial Officer